UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

SOLAREDGE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 HaMada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of SolarEdge Technologies, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on May 12, 2015 (the “Original Form 8-K”). In addition to the press release announcing the Company’s earnings for the third fiscal quarter ended March 31, 2015, which was furnished as Exhibit 99.1 to the Original Form 8-K, copies of the earnings summary and supplemental information provided during the Company’s conference call and live webcast discussing the earnings were intended to have been furnished as Exhibits 99.2 and 99.3, respectively, to the Original Form 8-K.  This Current Report on Form 8-K/A is being filed to add the earnings summary and supplemental information as Exhibits 99.2 and 99.3, respectively. The Original Form 8-K, including Exhibit 99.1, is not otherwise modified hereby and remains otherwise unchanged.

The information in this Item 2.02, including the information in Exhibit 99.1, which was furnished with the Original Form 8-K, and Exhibits 99.2 and 99.3 attached hereto pertaining to this Item 2.02, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being furnished with this Current Report on Form 8-K/A.

Exhibit Number	Description

99.1	SolarEdge Technologies, Inc. Press Release, dated May 7, 2015 (previously furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on May12, 2015).
99.2	SolarEdge Technologies, Inc. Third Fiscal Quarter 2015 Earnings Summary, dated May 7, 2015.
99.3	SolarEdge Technologies, Inc. Third Fiscal Quarter 2015 Supplemental Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.
Date: May 13, 2015
By:	/s/ Ronen Faier
Name:	Ronen Faier
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	SolarEdge Technologies, Inc. Press Release, dated May 7, 2015 (previously furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on May 12, 2015).
99.2	SolarEdge Technologies, Inc. Third Fiscal Quarter 2015 Earnings Summary, dated May 7, 2015.
99.3	SolarEdge Technologies, Inc. Third Fiscal Quarter 2015 Supplemental Information.